1 2Q 2025 Earnings Presentation July 30, 2025 © 2025 Fannie Mae EXHIBIT 99.2

1 2Q 2025 Key Highlights $102B 381K 52% 26K Liquidity provided to the mortgage market Households helped to buy, refinance, or rent a home Of buyers were first-time homebuyers Households helped to stay in their homes through loan workouts Impact Financial Performance Company Achievements Announced partnership with Palantir Technologies to help detect and prevent mortgage fraud Net worth surpassed $100 billion for the first time Ranked #25 in the 2025 Fortune 500 $3.3B $101.6B 31.5% $4.1T 9.5% Net Income Net Worth 3 Efficiency Ratio 1 Illustrative Return on Average Required CET1 4 $7.2B Net Revenues Guaranty Book 2

2 2Q 2025 Financial Summary $ Millions 2Q25 1Q25 + / (-) 2Q24 + / (-) Net revenues 5 $7,241 $7,085 $156 2% $7,336 $(95) (1) % (Provision) / benefit for credit losses (946) (24) (922) NM 300 (1,246) NM Non-interest expense (2,344) (2,600) 256 10 (2,417) 73 3 Pretax income 4,154 4,584 (430) (9) 5,604 (1,450) (26) Tax provision (837) (923) 86 9 (1,120) 283 25 Net income $3,317 $3,661 $(344) (9) % $4,484 $(1,167) (26) % Total assets ($B) $4,338 $4,354 $(16) 0% $4,324 $14 0 % Net worth ($B) $102 $98 $4 4% $86 $16 18 % Key Metrics 81.4% Guaranty Fees 6 / Net Revenues 0.66% 31.5% 0.31% 9.5% 1.0% Net Interest Margin 7 Efficiency Ratio 1 Return on Assets 8 Illustrative Return on Average Required CET1 4 Return on Average Risk-Weighted Assets 9

3 $3,896 $4,076 $4,107 $4,117 $4,102 $3,483 $3,635 $3,637 $3,617 $3,591 $413 $441 $470 $500 $511 2021 2022 2023 2024 2Q25 $14.2 $16.1 $16.2 $16.5 $8.5 $3.1 $3.3 $3.4 $3.4 $1.7 $11.2 $7.1 $4.0 $3.3 $1.1 $2.9 $5.2 $5.5 $2.4 2021 2022 2023 2024 1H25 Guaranty Book 2 Net Interest Income Guaranty Book & Net Interest Income Single-Family 10 Multifamily 11 Base Guaranty Fee 12 Deferred Guaranty Fee 13 Liquidity Port. & Other 14TCCA The guaranty business drives the majority of net interest income. Guaranty book balance is impacted by home prices, mortgage rates, and our market share. 2Q25 +2.0% Single-Family Home Price Index 15 △ +12.0 bps QoQ 30-Year Fixed Mortgage Rate 16 △ ~25% of Single-Family Mortgage Debt Outstanding 17 ~21% of Multifamily Mortgage Debt Outstanding 17 $ Billions $ Billions $1.6 $29.6 $29.4 $28.8 $28.7 $14.2

4 67.6 67.1 63.5 63.6 62.3 67.8 72.9 69.3 66.9 66.9 65.6 42.0 44.0 45.4 45.8 46.4 47.8 49.3 49.7 50.2 50.8 51.3 40.0 41.5 42.1 42.7 43.4 44.4 45.7 46.2 46.9 47.6 48.2 69.4 74.9 78.7 75.4 71.8 74.5 78.4 78.5 76.1 74.4 73.3 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1H25 Net Interest Margin (NIM) Net Interest Margin 7 Avg. Single-Family Guaranty Fee 18 Avg. Multifamily Guaranty Fee 19 Avg. Total Book Guaranty Fee 20 Basis Points We have relatively stable NIM, primarily driven by guaranty fees.

5 Total guaranty book credit quality remains strong. 30-Days PD increased from seasonally low 1Q level. Net Charge-Offs 23 Allowance for Credit Losses / Guaranty Book 24 30-Days Past Due 21 Seriously Delinquent 21 Nonperforming Loans 22 Total Guaranty Book Single-Family Multifamily Select Credit Metrics 0.01% 0.02% 0.01% 0.02% 0.15% 0.09% 0.03% 0.07% 0.04% 0.03% 0.02% 2Q24 3Q24 4Q24 1Q25 2Q25 0.16% 0.14% 0.15% 0.14% 0.16% 0.49% 0.53% 0.48% 0.47% 0.49% 0.20% 0.19% 0.19% 0.18% 0.20% 2Q24 3Q24 4Q24 1Q25 2Q25 0.99% 0.96% 1.00% 0.84% 0.94% 0.19% 0.12% 0.10% 0.17% 0.13% 0.90% 0.86% 0.89% 0.76% 0.84% 2Q24 3Q24 4Q24 1Q25 2Q25 0.50% 0.60% 0.60% 0.44% 0.56% 0.57% 0.63% 0.61% 0.54% 0.58% 2Q24 3Q24 4Q24 1Q25 2Q25 0.73% 0.79% 0.88% 0.84% 0.82% 0.44% 0.56% 0.57% 0.63% 0.61% 0.70% 0.76% 0.84% 0.81% 0.79% 2Q24 3Q24 4Q24 1Q25 2Q25 0.02% 0.02% 0.49% 0.59%

6 Non-Interest Expense $ Millions 2Q25 1Q25 + / (-) 2Q24 + / (-) Salaries & benefits $(492) $(611) $119 19% $(496) $4 1 % Professional services (156) (183) 27 15 (218) 62 28 Occupancy & technology (199) (198) (1) (1) (185) (14) (8) Legislative assesments (939) (931) (8) (1) (939) 0 0 Credit enhancement (400) (479) 79 16 (405) 5 1 Other 25 (158) (198) 40 20 (174) 16 9 Total $(2,344) $(2,600) $256 10% $(2,417) $73 3 % Efficiency ratio 1 31.5% 36.1% 31.3 % Expenses continue to be well controlled. 2Q25 Efficiency Ratio of 31.5%. 31.3% 32.1% 32.3% 36.1% 31.5% 2Q24 3Q24 4Q24 1Q25 2Q25 Efficiency Ratio 1 • Reduction in salaries & benefits and professional services due to fewer FTEs and contractors • Occupancy expense higher as a result of changes to our headquarter location lease • Credit enhancement expenses in line with 2Q24 levels as we continue credit risk transfer transactions, and lower than first quarter, which included CIRT cancellation fees

7 $80.1 $87.9 $94.9 $80.3 $84.8 $34.6 $40.6 $48.6 $32.4 $35.8 $38.4 $40.6 $40.2 $42.3 $43.4 $7.1 $6.7 $6.1 $5.6 $5.6 4.4% 4.5% 4.5% 4.1% 4.3% 2Q24 3Q24 4Q24 1Q25 2Q25 $41.9 $38.1 $38.8 $39.3 $38.2 $27.7 $18.0 $16.0 $30.7 $22.2 $48.0 $60.1 $77.6 $77.9 $75.8 $117.6 $116.2 $132.4 $147.9 $136.2 4.0% 3.9% 3.6% 3.5% 3.6% 2Q24 3Q24 4Q24 1Q25 2Q25 $76.9 $76.6 $89.9 $92.4 $85.6 $29.6 $33.7 $38.3 $33.4 $31.6 $12.0 $11.4 $11.2 $11.0 $11.1 $118.5 $121.7 $139.4 $136.8 $128.3 3.1% 3.3% 3.4% 3.4% 3.6% 2Q24 3Q24 4Q24 1Q25 2Q25 Cash & Equivalents 26 Repo 27 U.S. Treasuries Debt Portfolio 28 $ Billions Long-Term Debt >1 Yr Maturity Long-Term Debt <1 Yr Maturity Short-Term Debt Corporate Liquidity Portfolio Lender Liquidity Loss Mitigation Other Balance Sheet Liquidity & Fannie Mae Debt Portfolios Retained Mortgage Portfolio 29 Cost of DebtYield Yield $ Billions $ Billions

8 Net Worth and Regulatory Capital Position We have materially grown our net worth and meaningfully reduced our regulatory capital deficit. Growth in Net Worth 3 Progress Towards Regulatory Capital Requirements 30 $13.5 $88.1 $101.6 Net Worth 1/1/2020 Cumulative Net Income 2020 - 2Q25 Net Worth 2Q25 $105 $105 $(74) $(29) +$45B Minimum Capital Requirement: Total Risk- Based Capital 31 Available Capital / (Deficit) $(179) $(134) Minimum Capital Shortfall 4Q22 2Q25 $ Billions $ Billions

9 $ Billions Single-Family At a Glance Single-Family Highlights Purchase Average Guaranty Fee, net of TCCA (bps) 18 Cash-Out Refinance Other Refinance Average UPB Average Guaranty Fee, Net of TCCA (bps) 18 $3,625 $3,626 $3,622 $3,610 $3,597 47.6 47.7 47.9 48.1 48.3 2Q24 3Q24 4Q24 1Q25 2Q25 Single-Family Guaranty Book 10 Single-Family Loan Acquisitions 10 $75 $80 $62 $50 $64 $7 $8 $9 $7 $10 $4 $5 $14 $7 $10 $86 $93 $85 $64 $84 51.9 54.1 56.3 56.5 57.3 2Q24 3Q24 4Q24 1Q25 2Q25 $ Billions $ Millions 2Q25 1Q25 + / (-) 2Q24 + / (-) Net revenues 5 $6,061 $5,931 $130 2% $6,147 $(86) (1) % (Provision) / benefit for credit losses (737) (24) (713) NM 548 (1,285) NM Non-interest expense (2,066) (2,313) 247 11 (2,241) 175 8 Pretax income 3,447 3,678 (231) (6) 4,838 (1,391) (29) Tax provision (711) (760) 49 6 (983) 272 28 Net income $2,736 $2,918 $(182) (6) % $3,855 $(1,119) (29) % • Higher provision in 2Q than in 1Q driven mainly by lower actual and projected home price growth • Loan acquisitions increased $19.8 billion in 2Q vs. 1Q mainly driven by seasonal trends and refinance activity • Pretax income decreased 6% in 2Q vs. 1Q driven mainly by higher provision

10 $750 $1,106 $1,294 $1,314 $1,362 $168 $323 $399 $419 $458 $512 $726 $843 $850 $874 21% 31% 36% 36% 38% 2021 2022 2023 2024 2Q25 69% 75% 78% 77% 77% 3.0% 5.0% 6.0% 7.0% 6.0% 2021 2022 2023 2024 2Q25 756 747 755 758 757 6.0% 8.0% 6.0% 5.0% 7.0% 2021 2022 2023 2024 2Q25 % OLTV > 95% Original Loan-to-Value Ratio $ Billions Single-Family Credit Characteristics of Acquisitions & Credit Risk Transfer FICO Credit Score 32 DTI Ratio > 43% 33 Single-Family Credit Risk Transfer 23% 32% 36% 36% 37% 2021 2022 2023 2024 2Q25 $70 $57 $52 $45 $30 UPB in a CIRT Transaction UPB in a CAS Transaction Other CRT Weighted-Average OLTV % FICO < 680Weighted-Average FICO Score % Single-Family in a CRT Transaction 34

11 $9.3 $13.2 $22.5 $11.8 $17.4 2Q24 3Q24 4Q24 1Q25 2Q25 $480 $486 $500 $505 $511 75.5 75.1 74.4 74.1 73.3 2Q24 3Q24 4Q24 1Q25 2Q25 Multifamily Highlights UPB Outstanding Average Guaranty Fee (bps) 19 Fixed-rate Multifamily At a Glance Multifamily Guaranty Book 11 Multifamily New Business Volume $ Billions $ Billions $ Millions 2Q25 1Q25 + / (-) 2Q24 + / (-) Net revenues 5 $1,180 $1,154 $26 2% $1,189 $(9) (1) % (Provision) / benefit for credit losses (209) 0 (209) NM (248) 39 (16) Non-interest expense (278) (287) 9 3 (176) (102) 58 Pretax income 707 906 (199) (22) 766 (59) (8) Tax provision (126) (163) 37 23 (137) 11 (8) Net income $581 $743 $(162) (22) % $629 $(48) (8) % • Higher provision in 2Q than in 1Q primarily due to declines in actual and estimated near-term multifamily property values, and new delinquencies • New business volume increased by $5.6 billion in 2Q vs. the prior quarter • Expenses higher compared to 2Q24 primarily due to a smaller change in credit enhancement recoveries and higher foreclosed property expenses Variable-rate

12 $112.0 $112.8 $138.0 $157.3 $178.5 $84.9 $87.7 $89.5 $101.2 $109.4 $27.1 $25.1 $48.5 $56.1 $69.1 27% 26% 29% 31% 35% 2021 2022 2023 2024 2Q25 72% 86% 93% 89% 87% 27% 14% 6% 11% 13% 65% 59% 59% 62% 62% 2021 2022 2023 2024 2Q25 Guaranty Book with Loss Share $ Billions Multifamily Credit Characteristics & Credit Risk Transfer % OLTV > 80% Weighted-Average DSCR 35 Weighted-Average OLTV Ratio Weighted-Average OLTV Ratio % Multifamily in CRT TransactionUPB in MCIRT Transaction UPB in MCAS Transaction % Lender Recourse 36 % DUS 37 % OLTV < 70% % OLTV > 70% and < 80% 2.1 2.2 2.0 2.0 2.0 65% 64% 63% 63% 63% 2021 2022 2023 2024 2Q25 Multifamily Credit Risk Transfer Original Loan-to-Value Ratio of Acquisitions Guaranty Book Credit Metrics 11 100% 100% 100% 99% 99% 99% 99% 99% 99% 99% 2021 2022 2023 2024 2Q25

13 DRAFT CAS: Connecticut Avenue Securities® CET1: Common Equity Tier 1 CIRT™: Credit Insurance Risk Transfer™ CRT: Credit risk transfer DSCR: Debt service coverage ratio DTI ratio: Debt-to-income ("DTI") ratio refers to the ratio of a borrower's outstanding debt obligations (including both mortgage debt and certain other long-term and significant short-term debts) to that borrower's reported or calculated monthly income, to the extent the income is used to qualify for the mortgage DUS®: Fannie Mae's Delegated Underwriting and Servicing program FTE: Full-time employee NCO: Net charge-offs, which refers to write-offs, net of recoveries NM: Not meaningful NPL: Nonperforming loan, which refers to loans that are 60 days or more delinquent MCAS™: Multifamily Connecticut Avenue Securities® MCIRT™: Multifamily Credit Insurance Risk Transfer™ PD: Past due, which refers to loans that are delinquent OLTV ratio: Original loan-to-value ratio, which refers to the unpaid principal balance of a loan at the time of origination of the loan, divided by the home price or property value at origination of the loan TCCA: Refers to revenues generated by the 10 basis point guaranty fee increase the company implemented on single-family residential mortgages pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011 ("TCCA") and as extended by the Infrastructure Investment and Jobs Act, the incremental revenue from which is paid to Treasury and not retained by the company UPB: Unpaid principal balance Definitions Forward-looking statements. This presentation includes forward-looking statements regarding the company's future financial and credit performance, business plans and their impact. Actual outcomes could be materially different from what is set forth in these forward-looking statements due to a variety of factors, including those described in “Forward-Looking Statements” in the company's Second Quarter 2025 Form 10-Q (“Q2 2025 Form 10-Q”) and in “Forward-Looking Statements” and “Risk Factors” in the company’s annual report on Form 10-K for the year ended December 31, 2024 (“2024 Form 10-K”). Additional Information. Some of the terms and other information in this presentation are defined and discussed more fully in our Q2 2025 Form 10-Q and 2024 Form 10-K. This presentation should be reviewed together with the Q2 2025 Form 10-Q and the 2024 Form 10-K, which are available at www.fanniemae.com in the “About Us—Investor Relations—SEC Filings” section. Information on or available through the company's website is not part of this presentation. Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although Fannie Mae generally considers this information reliable, Fannie Mae does not independently verify all reported information. Due to rounding, amounts reported in this presentation may not sum to totals indicated (i.e., 100%), or amounts shown as 100% may not reflect the entire population. Unless otherwise indicated, data is as of June 30, 2025 or for the second quarter of 2025. Data for prior years is as of December 31 or for the full year indicated.

14 DRAFT Endnotes 1 Efficiency ratio is calculated as non-interest expense during the quarter divided by the sum of net interest income and non-interest income. As presented in our Form 10-Q, non- interest income consists of the sum of “Fee and other income,” “Investment gains (losses), net” and “Fair value gains (losses), net.” 2 Guaranty book represents our single-family conventional guaranty book of business, our multifamily guaranty book of business, or the combination of our single-family and multifamily books of business, as applicable, based on the unpaid principal balance of mortgage loans underlying our mortgage-backed securities. 3 Net worth is also reported as stockholders' equity on the company's GAAP financial statements. 4 Illustrative return on average required CET1 is designed to show what our return on capital would have been if our actual CET1 capital had been equal to the CET1 capital requirement. CET1 requirement as presented represents the company's average CET1 capital requirement including prescribed capital conservation buffer amount under the enterprise regulatory capital framework (which is not currently in effect while the company is in conservatorship) for the quarter and not the amount of the company's actual CET1 capital. The illustrative return on average required CET1 ratio for the second quarter of 2025 is calculated based on annualized net income for the quarter ended June 30, 2025. 5 As presented in our Form 10-Q, net revenues consists of net interest income, and fee and other income. 6 Guaranty fee represents net interest income from our guaranty gook of business, excluding net interest income from portfolios and income (expense) from hedge accounting. 7 Net interest margin is calculated based on annualized net interest income year-to-date through the end of the reporting period as a percentage of average total interest-earning assets during the period. For additional information, refer to “MD&A—Consolidated Results of Operations—Net Interest Income—Analysis of Net Interest Income” in the company's applicable Form 10-Q and Form 10-K filings. 8 Calculated based on annualized net income for the quarter ended June 30, 2025 divided by average total assets during the period, expressed as a percentage. Average total assets for purposes of ratio calculations are based on quarter-end balances. 9 Return on average risk-weighted assets is calculated based on annualized net income for the quarter ended June 30, 2025 divided by the average risk-weighted assets. 10 Single-family guaranty book refers to our single-family conventional guaranty book of business, which consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. 11 The multifamily guaranty book refers to our multifamily guaranty book of business, which consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. 12 Base guaranty fee refers to net interest income from the guaranty book of business excluding the impact of TCCA. 13 Deferred Guaranty Fee refers to income primarily from the upfront fees that the company receives at the time of loan acquisition related to single-family loan-level price adjustments or other fees the company receives from lenders, which are amortized over the contractual life of the loan. Deferred guaranty fee income also includes the amortization of cost basis adjustments on mortgage loans and debt of consolidated trusts that are not associated with upfront fees. 14 Net interest income from liquidity portfolio and other consists of: interest income from assets held in the company's retained mortgage portfolio and corporate liquidity portfolio; interest income from other assets used to support lender liquidity; and interest expense on the company's outstanding corporate debt and Connecticut Avenue Securities® debt. For purposes of this Earnings presentation chart, income (expense) from hedge accounting is included in the “Liquidity Port. & Other” category; however, the company does not consider income (expense) from hedge accounting to be a component of net interest income from portfolios. The company had $345 million in hedge accounting expense for the six months ended June 30, 2025. 15 Fannie Mae’s home price index is a weighted repeat-transactions index, measuring average price changes in repeat sales on the same properties. Fannie Mae’s home price index excludes prices on properties sold in foreclosure. Fannie Mae’s home price growth rates represent estimates based on non-seasonally adjusted preliminary data and are subject to change as additional data becomes available. 16 Based on the U.S. weekly average fixed-rate mortgage rate according to Freddie Mac’s Primary Mortgage Market Survey®. These rates are reported using the latest available data for a given period. 17 Represents the company's share of single-family or multifamily estimated U.S. mortgage debt outstanding as of March 31, 2025 (the latest date for which information is available).

15 DRAFT Endnotes 18 Represents, on an annualized basis, the average of the base guaranty fees charged weighted by unpaid principal balance during the period for the company's single-family conventional guaranty arrangements plus the recognition of any upfront cash payments relating to these guaranty arrangements based on an estimated average life at the time of acquisition (in basis points). Excludes the impact of TCCA. 19 Average charged guaranty fee rate on multifamily guaranty book of business (in basis points), at end of period. 20 To derive the average total book guaranty fee, the average single-family and multifamily guaranty fees are weighted based on the size of the segment’s guaranty book of business. 21 Percentages are weighted averages and are based on the aggregate unpaid principal balance of the single-family conventional, multifamily, or total guaranty books of business as of period end. Single-family SDQ rate refers to the aggregate unpaid principal balance of single-family loans that are 90 days or more past due or in the foreclosure process. This presentation of single-family SDQ rate differs from the presentation based on loan count in “MD&A—Single-Family Business—Single-Family Mortgage Credit Risk Management” in the company's Form 10-Q and Form 10-K. Multifamily SDQ rate refers to the aggregate unpaid principal balance of multifamily loans that are 60 days or more past due. 22 The nonperforming loan (“NPL” ) rate is based on the aggregate unpaid principal balance of single-family conventional, multifamily, or total loans delinquent 60 days or more as a percentage of the company's single-family conventional, multifamily or total guaranty books of business. 23 The net charge-off (“NCO”) rate is based on annualized write-offs, net of recoveries, for single-family, multifamily, or total; write-offs occur when a loan is determined to be uncollectible or upon the redesignation of single-family mortgage loans from held for investment to held for sale, as a percentage of the average aggregate unpaid principal balance of the single- family conventional, multifamily, or total guaranty books of business during the period. For additional information, refer to “MD&A—Consolidated Credit Ratios and Select Credit Information” in the company's applicable Form 10-Q and Form 10-K. 24 The company's single-family, multifamily or total allowance for credit losses as a percentage of the company's single-family conventional, multifamily or total guaranty books of business. Multifamily allowance for credit losses excludes the expected benefit of freestanding credit enhancements on multifamily loans, which are recorded in “Other assets” in the company's consolidated balance sheets. For additional information, refer to “MD&A—Consolidated Credit Ratios and Select Credit Information” in the company’s applicable Form 10- Q and Form 10-K filings. 25 Other consists of foreclosed property income (expense), gains (losses) from partnership investments, and change in expected credit enhancement recoveries. 26 Cash equivalents are composed of overnight reverse repurchase agreements and U.S. Treasuries that have a maturity at the date of acquisition of three months or less. 27 Represents securities purchased under agreement to resell. 28 Debt portfolio represents outstanding debt of Fannie Mae, which consists of the unpaid principal balance, premiums and discounts, fair value adjustments, hedge-related basis adjustments and other cost basis adjustments. Cost of debt is based on the weighted-average interest rates and excludes the effects of fair value adjustments and hedge-related basis. For additional information about the cost of debt, refer to “MD&A—Liquidity and Capital Management—Debt funding” in the company's applicable Form 10-Q and Form 10-K filings. 29 Consists of mortgage loans and mortgage-related securities that the company owns, including Fannie Mae MBS and non-Fannie Mae mortgage-related securities. Assets held by consolidated MBS trusts that back mortgage-related securities owned by third parties are not included in the retained mortgage portfolio. The company classifies its retained mortgage portfolio into three categories: lender liquidity, loss mitigation and other. These categories are described in the company's Q2 2025 Form 10-Q. 30 The enterprise regulatory capital framework became effective on January 1, 2022, and has a transition period for compliance, as described in the company's 2024 Form 10-K. While the company is in conservatorship, the company is not required to comply with the minimum capital or buffer requirements. 31 Minimum capital requirement does not include buffers. 32 FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. 33 Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios. 34 Based on the unpaid principal balance of the single-family conventional guaranty book of business as of period end. 35 Estimates of current DSCRs are based on the latest available income information covering a 12-month period, from quarterly and annual statements for these properties including the related debt service. When an annual statement is the latest statement available, it is used. When operating statement information is not available, the underwritten DSCR is used. Co-op loans are excluded from this metric.

16 DRAFT Endnotes 36 Represents the percentage of the company's multifamily guaranty book of business with lender risk-sharing agreements in place, measured by UPB. 37 Under the Delegated Underwriting and Servicing (“DUS”) program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without a pre-review by the company.